Exhibit 99.2

THE PEP BOYS - MANNY, MOE & JACK AND SUBSIDIARIES	(UNAUDITED)

CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME
(dollar amounts in thousands, except per share amounts)

	April 28, 2012			April 30, 2011
		%			%
Thirteen weeks ended	Amount	Sales		Amount	Sales

Merchandise sales	$412,332	78.6		$408,627	79.6
Service revenue	112,272	21.4		104,913	20.4
Total revenues	524,604	100.0		513,540	100.0
Costs of merchandise sales	290,856	70.5		285,329	69.8
Costs of service revenue	106,096	94.5		93,089	88.7
Total costs of revenues	396,952	75.7		378,418	73.7
Gross profit from merchandise sales	121,476	29.5		123,298	30.2
Gross profit from service revenue	6,176	5.5		11,824	11.3
Total gross profit	127,652	24.3		135,122	26.3
Selling, general and administrative expenses	119,710	22.8		108,900	21.2
Net (loss) gain from dispositions of assets	(2)	—		89	—
Operating profit	7,940	1.5		26,311	5.1
Non-operating income	470	0.1		587	0.1
Interest expense	6,516	1.2		6,497	1.3
Earnings from continuing operations before income taxes	1,894	0.4		20,401	4.0
Income tax expense	760	40.1	(1)	7,996	39.2	(1)
Earnings from continuing operations	1,134	0.2		12,405	2.4
Loss from discontinued operations, net of tax	(72)	—		(37)	—
Net earnings	1,062	0.2		12,368	2.4

Basic earnings per share:
Earnings from continuing operations	$0.02			$0.23
Discontinued operations, net of tax	—			—
Basic earnings per share	$0.02			$0.23

Diluted earnings per share:
Earnings from continuing operations	$0.02			$0.23
Discontinued operations, net of tax	—			—
Diluted earnings per share	$0.02			$0.23

Other comprehensive income:
Defined benefit plan adjustment, net of tax	354			220
Derivative financial instruments adjustment, net of tax	1,020			515
Other comprehensive income	1,374			735
Comprehensive income	2,436			13,103

(1)    As a percentage of earnings from continuing operations before income taxes

THE PEP BOYS - MANNY, MOE & JACK AND SUBSIDIARIES	(UNAUDITED)

CONSOLIDATED BALANCE SHEETS
(dollar amounts in thousands)

	April 28, 2012	January 28, 2012	April 30, 2011

Assets
Current assets:
Cash and cash equivalents	$99,439	$58,244	$100,374
Accounts receivable, less allowance for uncollectible accounts of $1,289; $1,303 and $1,385	22,542	25,792	19,460
Merchandise inventories	627,314	614,136	578,272
Prepaid expenses	26,077	26,394	26,225
Other current assets	57,197	59,979	56,598
Total current assets	832,569	784,545	780,929
Property and equipment - net	688,909	696,339	696,090
Goodwill	46,917	46,917	2,549
Deferred income taxes	67,745	72,870	62,851
Other long-term assets	32,393	33,108	30,093
Total assets	$1,668,533	$1,633,779	$1,572,512

Liabilities and stockholders’ equity
Current liabilities:
Accounts payable	$261,834	$243,712	$231,663
Trade payable program liability	100,414	85,214	53,060
Accrued expenses	228,675	221,705	225,891
Deferred income taxes	62,627	66,208	58,066
Current maturities of long-term debt	1,079	1,079	1,079
Total current liabilities	654,629	617,918	569,759

Long-term debt less current maturities	293,773	294,043	294,852
Other long-term liabilities	75,391	77,216	67,338
Deferred gain from asset sales	137,110	140,273	149,732

Stockholders’ equity:
Common stock, par value $1 per share:
Authorized 500,000,000 shares; issued 68,557,041 shares	68,557	68,557	68,557
Additional paid-in capital	295,411	296,462	294,984
Retained earnings	424,083	423,437	412,716
Accumulated other comprehensive loss	(16,275)	(17,649)	(16,293)
Treasury stock, at cost - 15,716,914 shares;
15,803,322 shares and 15,901,648 shares	(264,146)	(266,478)	(269,133)
Total stockholders’ equity	507,630	504,329	490,831
Total liabilities and stockholders’ equity	$1,668,533	$1,633,779	$1,572,512

THE PEP BOYS - MANNY, MOE & JACK AND SUBSIDIARIES	(UNAUDITED)

CONSOLIDATED STATEMENTS OF CASH FLOWS
(dollar amounts in thousands)

Thirteen weeks ended	April 28, 2012	April 30, 2011

Cash flows from operating activities:
Net earnings	$1,062	$12,368
Adjustments to reconcile net earnings to net cash provided by continuing operations:
Net loss from discontinued operations	72	37
Depreciation and amortization	19,938	19,884
Amortization of deferred gain from asset sales	(3,163)	(3,143)
Stock compensation expense	652	638
Deferred income taxes	719	4,458
Net loss (gain) from disposition of assets	2	(89)
Other	(85)	(63)
Changes in assets and liabilities, net of the effects of acquisitions:
Decrease in accounts receivable, prepaid expenses and other	7,124	7,406
Increase in merchandise inventories	(13,178)	(13,323)
Increase in accounts payable	18,122	21,223
Increase (decrease) in accrued expenses	6,385	(8,242)
Increase (decrease) in other long-term liabilities	466	(2,458)
Net cash provided by continuing operations	38,116	38,696
Net cash used in discontinued operations	(106)	(66)
Net cash provided by operating activities	38,010	38,630

Cash flows from investing activities:
Capital expenditures	(11,940)	(18,123)
Proceeds from dispositions of assets	—	89
Premiums paid on life insurance policies	—	(741)
Collateral investment	—	(4,763)
Other	—	(144)
Net cash used in investing activities	(11,940)	(23,682)

Cash flows from financing activities:
Borrowings under line of credit agreements	524	1,067
Payments under line of credit agreements	(524)	(1,067)
Borrowings on trade payable program liability	42,722	24,589
Payments on trade payable program liability	(27,522)	(27,816)
Debt payments	(270)	(270)
Dividends paid	—	(1,585)
Other	195	268
Net cash provided by (used in) financing activities	15,125	(4,814)
Net increase in cash and cash equivalents	41,195	10,134
Cash and cash equivalents at beginning of period	58,244	90,240
Cash and cash equivalents at end of period	$99,439	$100,374

Supplemental cash flow information:
Cash paid for income taxes	$1,227	$57
Cash paid for interest	$2,940	$2,885
Accrued purchases of property and equipment	$1,970	$993

THE PEP BOYS - MANNY, MOE & JACK AND SUBSIDIARIES

COMPUTATION OF BASIC AND DILUTED EARNINGS PER SHARE	(in thousands, except per share data)

Thirteen weeks ended			April 28, 2012	April 30, 2011

(a)	Earnings from continuing operations		$1,134	$12,405
	Loss from discontinued operations, net of tax		(72)	(37)

	Net earnings		$1,062	$12,368

(b)	Basic average number of common shares outstanding during period		53,071	52,881

	Common shares assumed issued upon exercise of dilutive stock options, net of assumed repurchase, at the average market price		878	685

(c)	Diluted average number of common shares assumed outstanding during period		53,949	53,566

	Basic earnings per share:
	Earnings from continuing operations	(a) / (b)	$0.02	$0.23
	Discontinued operations, net of tax		—	—
	Basic earnings per share		$0.02	$0.23

	Diluted earnings per share:
	Earnings from continuing operations	(a) / (c)	$0.02	$0.23
	Discontinued operations, net of tax		—	—
	Diluted earnings per share		$0.02	$0.23

THE PEP BOYS - MANNY, MOE & JACK AND SUBSIDIARIES

ADDITIONAL INFORMATION	(dollar amounts in thousands)

	Thirteen Weeks Ended
	April 28, 2012	April 30, 2011

Capital expenditures	$11,940	$18,123

Depreciation and amortization	$19,938	$19,884

Non-operating income:
Net rental revenue	$385	$494
Investment income	48	82
Other income	37	11

Total	$470	$587

Comparable sales percentages:
Service	-1.2%	1.6%
Merchandise	-3.2%	-1.2%
Total	-2.8%	-0.6%

Total square feet of retail space (including service centers)	12,645,000	12,007,220

Store count
Supercenter	562	560
Service & Tire Center	169	62
Retail Only	7	8
Total	738	630

Sales and gross profit by line of business (A):

Service center revenue	$271,089	247,330
Retail sales	253,515	266,210
Total revenues	$524,604	$513,540

Gross profit from service center revenue	$53,888	58,962
Gross profit from retail sales	73,764	76,160
Total gross profit	$127,652	$135,122

Comparable sales percentages by line of business (A):

Service center revenue	-0.7%	0.3%
Retail sales	-4.6%	-1.5%
Total revenues	-2.8%	-0.6%

Gross profit percentage by line of business (A):

Gross profit percentage from service center revenue	19.9%	23.8%
Gross profit percentage from retail sales	29.1%	28.6%
Total gross profit percentage	24.3%	26.3%

(A) Retail sales include DIY and commercial sales. Service center revenue includes revenue from labor and installed parts and tires.